Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Stacy Feit
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(213) 486-6549

ASHFORD PRIME REPORTS THIRD QUARTER 2015 RESULTS

Announced Decision to Explore Strategic Alternatives to Increase Shareholder Value

DALLAS, November 4, 2015 — Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the third quarter ended September 30, 2015.  The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are pro forma assuming each of the hotel properties in the Company’s hotel portfolio as of September 30, 2015 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the third quarter ended September 30, 2015, with the third quarter ended September 30, 2014 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

OVERVIEW

•                  Focuses on luxury hotels in resort and gateway markets

•                  Targets conservative leverage levels of Net Debt/EBITDA of 5.0x or less

•                  Above market alignment of management and shareholders

•                  Recently doubled dividend to yield approximately 2.7%

FINANCIAL AND OPERATING HIGHLIGHTS

•                  RevPAR for all hotels increased 2.7% to $204.34 during the third quarter, driven by a 3.7% increase in ADR and a 1.0% decrease in occupancy

•                  On July 9, 2015, the Company announced it had completed the acquisition of the leasehold interest in the award-winning 62-room Bardessono Hotel and Spa in Yountville, CA for total consideration of $85.0 million.  Ashford Inc. provided $2.0 million in key money consideration for the acquisition

•                  On August 28, 2015, the Company announced that the Independent Directors of the Board made the decision to explore a full range of strategic alternatives, including a possible sale of the Company

•                  Capex invested in the quarter was $5.2 million

CAPITAL STRUCTURE

At September 30, 2015, the Company had total assets of $1.3 billion in continuing operations.  As of September 30, 2015, the Company had $760 million of mortgage debt in continuing operations of which $49 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines.  Ashford Prime’s total combined debt had a blended average interest rate of 4.54%.

On July 9, 2015, the Company announced it had closed on the acquisition of the leasehold interest in the award-winning 62-room Bardessono Hotel and Spa in Yountville, CA for a total consideration of $85.0 million.  Ashford Inc. provided $2.0 million in key money consideration for the acquisition.

PORTFOLIO REVPAR

As of September 30, 2015, the Ashford Prime Portfolio consisted of direct hotel investments with eleven properties classified in continuing operations.  During the third quarter of 2015, nine of the Company’s hotels included in continuing operations were not under renovation.  The Company believes reporting its operating metrics for the hotels in continuing operations on a pro forma total basis (all eleven hotels) and pro forma not under renovation basis (nine hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio.  Details of each category are provided in the tables attached to this release.

•                  Pro forma RevPAR increased 2.7% to $204.34 for all hotels on a 3.7% increase in ADR and a 1.0% decrease in occupancy

•                  Pro forma RevPAR increased 3.0% to $216.78 for hotels not under renovation on a 2.8% increase in ADR and a 0.2% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Hotel EBITDA and Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Hotel EBITDA and Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Pro forma Hotel EBITDA and Pro forma Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the eleven hotels included in continuing operations are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On September 15, 2015, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.10 per diluted share for the Company’s common stock for the third quarter ending September 30, 2015, payable on October 15, 2015, to shareholders of record as of September 30, 2015.  This reflects the Company’s revised cash dividend policy announced on May 13, 2015, when Ashford Prime’s Board of Directors increased its quarterly cash dividend from $0.05 to $0.10 per diluted share for the Company’s common stock, representing a 100% increase.

“Difficult year-over-year comparisons given holiday shifts in the third quarter had a pronounced impact on RevPAR performance due to the relatively small size of the Ashford Prime portfolio,” commented Monty J. Bennett, Ashford Prime’s Chairman and Chief Executive Officer.  “We anticipate a rebound in performance in the fourth quarter and into 2016 as industry trends remain positive and we remain confident in our strategic plan of focusing on high quality luxury assets in resort and gateway markets.  Concurrently, the Independent Directors of our board are exploring a full range of strategic alternatives as we do not believe Prime’s current share price accurately reflects the Company’s intrinsic value.”

The Independent Directors are in the beginning stage of the strategic review, and there can be no assurance that the Company will enter into any transaction at this time or in the future.  The Company does not intend to make any further public comment regarding the review until it has been completed.

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Prime, Inc. will conduct a conference call on Thursday, November 5, 2015, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (785) 424-1666.  A replay of the conference call will be available through Thursday, November 12, 2015, by dialing (719) 457-0820 and entering the confirmation number, 153611.

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The Company will also provide an online simulcast and rebroadcast of its third quarter 2015 earnings release conference call.  The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company’s web site, www.ahpreit.com on Thursday, November 5, 2015, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Prime is a real estate investment trust (REIT) focused on investing in luxury hotels located in resort and gateway markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this press release include, among others, statements about the implied share price for the Company’s common stock.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion

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of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	September 30,	December 31,
	2015	2014
ASSETS
Cash and cash equivalents	$85,708	$171,439
Investments in hotel properties, net	1,034,073	990,303
Restricted cash	32,007	29,646
Accounts receivable, net of allowance of $71 and $47, respectively	13,714	12,382
Inventories	809	696
Note receivable	8,098	8,098
Deferred costs, net	3,867	4,707
Prepaid expenses	3,684	2,422
Investment in AIM REHE Fund	47,073	—
Investment in Ashford Inc., at fair value	12,365	—
Derivative assets	1,795	35
Other assets	2,415	1,193
Intangible asset, net	23,240	2,542
Due from Ashford Trust OP, net	110	—
Due from related party, net	535	541
Due from third-party hotel managers	8,599	5,504
Total assets	$1,278,092	$1,229,508

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$760,344	$765,230
Accounts payable and accrued expenses	37,482	29,273
Dividends payable	3,320	1,425
Unfavorable management contract liabilities	198	316
Due to Ashford Trust OP, net	—	896
Due to Ashford Inc.	2,441	2,546
Due to third-party hotel managers	1,146	954
Intangible liability, net	3,696	3,739
Other liabilities	1,146	1,131
Total liabilities	809,773	805,510

5.5% Series A cumulative convertible preferred stock, $0.01 par value, 2,600,000 shares issued and outstanding at September 30, 2015	62,823	—
Redeemable noncontrolling interests in operating partnership	59,484	149,555

Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 29,736,757 and 25,393,433 shares issued and 28,471,004 and 24,464,163 shares outstanding at September 30, 2015 and December 31, 2014, respectively	297	254
Additional paid-in capital	455,688	391,184
Accumulated deficit	(83,564)	(96,404)
Treasury stock, at cost, 1,265,753 and 929,270 shares at September 30, 2015 and December 31, 2014, respectively	(21,826)	(16,130)
Total stockholders’ equity of the Company	350,595	278,904
Noncontrolling interest in consolidated entities	(4,583)	(4,461)
Total equity	346,012	274,443
Total liabilities and equity	$1,278,092	$1,229,508

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
REVENUE
Rooms	$70,584	$65,253	$192,868	$171,484
Food and beverage	16,346	15,886	58,368	49,488
Other	3,795	3,615	10,038	9,494
Total hotel revenue	90,725	84,754	261,274	230,466
Other	34	30	111	91
Total revenue	90,759	84,784	261,385	230,557

EXPENSES
Hotel operating expenses
Rooms	14,804	14,039	41,895	38,564
Food and beverage	12,318	11,118	38,926	32,377
Other expenses	25,508	23,079	69,405	60,078
Management fees	3,709	3,497	10,564	9,408
Total hotel operating expenses	56,339	51,733	160,790	140,427
Property taxes, insurance and other	4,585	4,076	13,781	12,127
Depreciation and amortization	11,308	10,657	32,384	30,136
Gain/loss	—	—	—	—
Gain on insurance settlement	—	—	—	—
Advisory services fee:
Base advisory fee	2,144	2,249	6,513	6,458
Advisory services fee — other services	435	437	1,417	1,257
Non-cash stock/unit-based compensation	935	431	1,846	1,541

Transaction costs	255	45	255	1,871
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	—	254	246
Other general and administrative	1,502	458	3,556	2,207
Total operating expenses	77,503	70,086	220,796	196,270

OPERATING INCOME	13,256	14,698	40,589	34,287

Equity in loss of unconsolidated entity	(3,399)	—	(4,219)	—
Interest income	12	10	21	20
Other income (expense)	(59)	—	1,233	—
Interest expense	(8,706)	(9,657)	(26,225)	(27,831)
Amortization of loan costs	(642)	(480)	(1,835)	(1,328)
Write-off of loan costs and exit fees	—	—	(54)	—
Unrealized loss on investment	(5,621)	—	(5,621)	—
Unrealized income (loss) on derivatives	(2,061)	3	(2,101)	(63)
INCOME (LOSS) BEFORE INCOME TAXES	(7,220)	4,574	1,788	5,085
Income tax expense	(62)	(185)	(371)	(622)

NET INCOME (LOSS)	(7,282)	4,389	1,417	4,463
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,090)	154	(1,068)	741
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,532	(1,171)	(671)	(1,213)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(6,840)	3,372	(322)	3,991
Preferred dividends	(895)	—	(1,093)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(7,735)	$3,372	$(1,415)	$3,991

INCOME (LOSS) PER SHARE — BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.29)	$0.13	$(0.06)	$0.16
Weighted average common shares outstanding — basic	27,162	25,298	25,109	24,310

Diluted:
Net income (loss) attributable to common stockholders	$(0.29)	$0.13	$(0.06)	$0.16
Weighted average common shares outstanding — diluted	27,162	34,429	25,109	33,315

Dividends declared per common share:	$0.10	$0.05	$0.25	$0.15

Amounts attributable to common stockholders:
Net income (loss) attributable to the Company	$(6,840)	$3,372	$(322)	$3,991
Preferred dividends	(895)	—	(1,093)	—
Net income (loss) attributable to common stockholders	$(7,735)	$3,372	$(1,415)	$3,991

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Net income (loss)	$(7,282)	$4,389	$1,417	$4,463
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,090)	154	(1,068)	741
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,532	(1,171)	(671)	(1,213)
Net income (loss) attributable to the Company	(6,840)	3,372	(322)	3,991

Interest income	(12)	(9)	(21)	(19)
Interest expense and amortization of loan costs	8,965	9,656	26,924	27,736
Depreciation and amortization	10,594	9,845	30,222	27,715
Income tax expense	62	185	371	622
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,532)	1,171	671	1,213
Company’s portion of EBITDA of Ashford Inc.	126	—	126	—

EBITDA available to common stockholders and OP unitholders	11,363	24,220	57,971	61,258

Amortization of unfavorable management contract liabilities	(40)	(40)	(119)	(119)
Write-off of loan costs and exit fees	—	—	54	—
Transaction costs	255	45	255	1,871
Unrealized loss on investment	5,621	—	5,621	—
Unrealized (income) loss on derivatives	2,061	(3)	2,097	63
Other (income) expense (1)	59	—	(1,233)	—
Compensation adjustment related to modified employment terms	—	—	—	573
Non-cash, non-employee stock/unit-based compensation	935	435	2,101	1,218
Strategic alternatives and other deal costs	600	—	912	—
Company’s portion of adjustments to EBITDA of Ashford Inc.	99	—	99	—
Company’s portion of unrealized loss of AIM REHE Fund	3,399	—	4,219	—
Adjusted EBITDA available to common stockholders and OP unitholders	$24,352	$24,657	$71,977	$64,864

(1)         Other (income) expense, primarily consisting of net realized gain/loss on marketable securities is excluded from Adjusted EBITDA.

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Net income (loss)	$(7,282)	$4,389	$1,417	$4,463
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,090)	154	(1,068)	741
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,532	(1,171)	(671)	(1,213)
Preferred dividends	(895)	—	(1,093)	—
Net income (loss) attributable to common stockholders	(7,735)	3,372	(1,415)	3,991

Depreciation and amortization on real estate	10,594	9,845	30,222	27,715
Company’s portion of FFO of Ashford Inc.	69	—	69	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,532)	1,171	671	1,213

FFO available to common stockholders and OP unitholders	1,396	14,388	29,547	32,919

Preferred dividends	895	—	1,093	—
Unrealized loss on investment	5,621	—	5,621	—
Unrealized (income) loss on derivatives	2,061	(3)	2,097	63
Other (income) expense (1)	59	—	(1,233)	—
Transaction costs	255	45	255	1,871
Strategic alternatives and other deal costs	600	—	912	—
Compensation adjustment related to modified employment terms	—	—	—	573
Write-off of loan costs and exit fees	—	—	54	—
Company’s portion of adjustments to FFO of Ashford Inc.	(90)	—	(90)	—
Company’s portion of unrealized loss of AIM REHE Fund	3,399	—	4,219	—

Adjusted FFO available to common stockholders and OP unitholders	$14,196	$14,430	$42,475	$35,426

Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.39	$0.42	$1.25	$1.06

Weighted average diluted shares	36,232	34,475	34,046	33,373

(1)         Other (income) expense, primarily consisting of net realized gain/loss on marketable securities is excluded from Adjusted FFO.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

SEPTEMBER 30, 2015

(dollars in thousands)

(unaudited)

							Proforma	Proforma
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA	Debt Yield

GACC Sofitel - 1 hotel	March 2016	LIBOR + 2.30%	$—	$80,000	(3)	$80,000	$9,166	11.5%
Senior credit facility - Various	November 2016	LIBOR + 2.25% to 3.75%	—	—	(1)	—	N/A	N/A
Credit Agricole Pier House - 1 hotel	March 2017	LIBOR + 2.25% to 2.50%	—	70,000	(2)	70,000	9,578	13.7%
Wachovia Philly CY - 1 hotel	April 2017	5.91%	33,505	—		33,505	12,232	36.5%
Wachovia 3 - 2 hotels	April 2017	5.95%	122,823	—		122,823	20,298	16.5%
Wachovia 7 - 3 hotels	April 2017	5.95%	249,934	—		249,934	30,988	12.4%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—		8,098	N/A	N/A
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	—	195,984	(4)	195,984	28,173	14.4%
Unencumbered hotels			—	—		—	3,672	N/A

Total			$414,360	$345,984		$760,344	$114,107	15.0%

Percentage			54.5%	45.5%		100.0%

Weighted average interest rate			6.08%	2.68%		4.54%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1) This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2016.

(2)  On March 7, 2015, we refinanced our $69.0 million mortgage loan due September 2015 with a $70.0 million loan due March 2017 with three one-year extension options.  The new loan provides for a floating interest rate of LIBOR + 2.25%.

(3) This mortgage loan has three one-year extension options beginning March 2016, subject to satisfaction of certain conditions.

(4) This mortgage loan has two one-year extension options beginning November 2019, subject to satisfaction of certain conditions.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

SEPTEMBER 30, 2015

(in thousands)

(unaudited)

	2015	2016	2017	2018	2019	Thereafter	Total

Senior credit facility - Various	$—	$—	$—	$—	$—	$—	$—
Wachovia Philly CY - 1 hotel	—	—	32,532	—	—	—	32,532
Wachovia 3 - 2 hotels	—	—	119,245	—	—	—	119,245
Wachovia 7 - 3 hotels	—	—	242,202	—	—	—	242,202
TIF Philly CY - 1 hotel	—	—	—	8,098	—	—	8,098
GACC Sofitel - 1 hotel	—	—	—	—	80,000	—	80,000
Aareal - 2 hotels	—	—	—	—	—	177,486	177,486
Credit Agricole Pier House - 1 hotel	—	—	—	—	—	70,000	70,000

Principal due in future periods	$—	$—	$393,979	$8,098	$80,000	$247,486	$729,563

Scheduled amortization payments remaining	2,322	8,646	7,526	2,939	3,120	6,228	30,781

Total indebtedness	$2,322	$8,646	$401,505	$11,037	$83,120	$253,714	$760,344

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS - PRO FORMA

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	% Variance	2015	2014	% Variance

ALL HOTELS:
Rooms revenue (in thousands)	$70,909	$69,013	2.75%	$198,782	$185,481	7.17%
RevPAR	$204.34	$199.03	2.67%	$193.11	$180.37	7.06%
Occupancy	85.75%	86.62%	-1.00%	83.54%	82.05%	1.82%
ADR	$238.30	$229.76	3.72%	$231.15	$219.82	5.15%

NOTES:

(1)    The above pro forma table assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2015 were owned as of the beginning of each of the periods presented.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	% Variance	2015	2014	% Variance

ALL HOTELS
NOT UNDER RENOVATION:
Rooms revenue (in thousands)	$61,527	$59,679	3.10%	$169,261	$158,009	7.12%
RevPAR	$216.78	$210.48	3.00%	$201.07	$187.93	6.99%
Occupancy	86.85%	86.72%	0.15%	83.66%	81.81%	2.27%
ADR	$249.60	$242.70	2.84%	$240.34	$229.73	4.62%

NOTES:

(1)    The above pro forma table assumes the nine hotel properties included in the company’s operations at September 30, 2015, but not under renovation for the three and nine months ended September 30, were owned as of the beginning of each of the periods presented.

(2)    Excluded Hotels Under Renovation:

Hilton La Jolla Torrey Pines, Renaissance Tampa

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(unaudited)

ALL HOTELS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	% Variance	2015	2014	% Variance
REVENUE
Rooms	$70,909	$69,013	2.7%	$198,782	$185,481	7.2%
Food and beverage	16,419	17,846	-8.0%	60,398	57,141	5.7%
Other	3,829	3,991	-4.1%	10,901	10,996	-0.9%
Total hotel revenue	91,157	90,850	0.3%	270,081	253,618	6.5%

EXPENSES
Rooms	14,879	14,553	2.2%	43,297	41,144	5.2%
Food and beverage	12,387	12,773	-3.0%	40,758	39,050	4.4%
Other direct	1,189	1,295	-8.2%	3,587	3,723	-3.7%
Indirect	20,772	20,042	3.6%	62,431	58,443	6.8%
Management fees, includes base and incentive fees	7,136	6,870	3.9%	17,316	14,824	16.8%
Total hotel operating expenses	56,363	55,533	1.5%	167,389	157,184	6.5%
Property taxes, insurance, and other	4,582	4,203	9.0%	14,132	13,224	6.9%
HOTEL OPERATING PROFIT (Hotel EBITDA)	30,212	31,114	-2.9%	88,560	83,210	6.4%
Hotel EBITDA Margin	33.14%	34.25%	-1.11%	32.79%	32.81%	-0.02%

Minority interest in earnings of consolidated joint ventures	1,427	1,643	-13.1%	5,616	5,104	10.0%
HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$28,785	$29,471	-2.3%	$82,944	$78,106	6.2%

NOTES:

(1)         The above pro forma table assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2015 were owned as of the beginning of each of the periods presented.

ALL HOTELS

NOT UNDER RENOVATION:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	% Variance	2015	2014	% Variance
REVENUE
Rooms	$61,527	$59,679	3.1%	$169,261	$158,009	7.1%
Food and beverage	12,936	13,583	-4.8%	44,752	42,769	4.6%
Other	2,971	3,030	-1.9%	8,376	8,354	0.3%
Total hotel revenue	77,434	76,292	1.5%	222,389	209,132	6.3%

EXPENSES
Rooms	12,974	12,596	3.0%	37,422	35,562	5.2%
Food and beverage	9,976	10,056	-0.8%	31,872	30,626	4.1%
Other direct	901	1,006	-10.4%	2,703	2,889	-6.4%
Indirect	16,364	15,845	3.3%	49,064	46,096	6.4%
Management fees, includes base and incentive fees	6,704	6,420	4.4%	15,802	13,439	17.6%
Total hotel operating expenses	46,919	45,923	2.2%	136,863	128,612	6.4%
Property taxes, insurance, and other	3,744	3,360	11.4%	11,584	10,489	10.4%
HOTEL OPERATING PROFIT (Hotel EBITDA)	26,771	27,009	-0.9%	73,942	70,031	5.6%
Hotel EBITDA Margin	34.57%	35.40%	-0.83%	33.25%	33.49%	-0.24%

Minority interest in earnings of consolidated joint ventures	716	817	-12.4%	5,616	2,909	93.1%
HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$26,055	$26,192	-0.5%	$68,326	$67,122	1.8%

NOTES:

(1)         The above pro forma table assumes the nine hotel properties owned and included in the Company’s operations at September 30, 2015 but not under renovation for the three months and nine months ended September 30, 2015, were owned as of the beginning of each of the periods presented.

(2)         Excluded Hotels Under Renovation:

Hilton La Jolla Torrey Pines, Renaissance Tampa

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(unaudited)

THE FOLLOWING PRO FORMA EBITDA MARGIN TABLE REFLECTS THE ELEVEN HOTELS INCLUDED IN THE COMPANY’S OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

All Hotels
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

3rd Quarter 2015	33.14%
3rd Quarter 2014	34.25%
Variance	-1.11%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.30%
Food & Beverage and Other Departmental	0.59%
Administrative & General	-0.14%
Sales & Marketing	-0.24%
Hospitality	0.00%
Repair & Maintenance	-0.20%
Energy	-0.09%
Franchise Fee	0.00%
Management Fee	-0.06%
Incentive Management Fee	-0.21%
Insurance	0.20%
Property Taxes	-0.63%
Other Taxes	0.03%
Leases/Other	-0.06%
Total	-1.11%

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED PROFORMA FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND REPORTING INFORMATION BY PROPERTY FOR THE ELEVEN PROPERTIES INCLUDED IN THE ASHFORD PRIME PORTFOLIO.

	Three Months Ended			Nine Months Ended			TTM
	September 30,			September 30,			September 30,
	2015	2014	% Variance	2015	2014	% Variance	2015

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$9,227	$9,061	1.83%	$29,306	$28,090	4.33%	$38,037
Total Revenue	$12,216	$12,197	0.16%	$41,983	$39,555	6.14%	$54,555
EBITDA	$2,863	$3,270	-12.45%	$12,264	$11,634	5.42%	$15,812
EBITDA Margin	23.44%	26.81%	-3.37%	29.21%	29.41%	-0.20%	28.98%
Selected Operating Information:
RevPAR	$182.34	$180.05	1.27%	$195.69	$188.77	3.67%	$190.11
Occupancy	91.54%	89.28%	2.54%	87.45%	85.84%	1.87%	85.97%
ADR	$199.19	$201.68	-1.23%	$223.78	$219.90	1.76%	$221.13
LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$6,557	$6,408	2.33%	$18,391	$16,844	9.18%	$23,122
Total Revenue	$9,560	$10,114	-5.48%	$31,275	$28,426	10.02%	$40,036
EBITDA	$2,845	$3,304	-13.89%	$10,199	$8,782	16.14%	$12,360
EBITDA Margin	29.76%	32.67%	-2.91%	32.61%	30.89%	1.72%	30.87%
Selected Operating Information:
RevPAR	$180.91	$176.79	2.33%	$170.98	$156.60	9.18%	$160.78
Occupancy	89.29%	90.97%	-1.85%	85.91%	84.44%	1.74%	85.60%
ADR	$202.61	$194.33	4.26%	$199.02	$185.44	7.32%	$187.83
CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Rooms Revenue	$8,174	$8,449	-3.25%	$20,375	$20,224	0.75%	$27,518
Total Revenue	$10,922	$11,791	-7.37%	$27,972	$29,462	-5.06%	$38,275
EBITDA	$3,329	$4,065	-18.11%	$6,267	$8,007	-21.73%	$9,166
EBITDA Margin	30.48%	34.48%	-4.00%	22.40%	27.18%	-4.77%	23.95%
Selected Operating Information:
RevPAR	$214.10	$221.28	-3.24%	$179.84	$178.51	0.75%	$181.67
Occupancy	88.97%	90.91%	-2.13%	80.77%	81.01%	-0.30%	80.27%
ADR	$240.64	$243.41	-1.14%	$222.66	$220.36	1.04%	$226.31
BARDESSONO INN
Selected Financial Information:
Rooms Revenue	$3,890	$3,839	1.33%	$9,478	$9,017	5.11%	$12,586
Total Revenue	$5,376	$5,274	1.93%	$13,750	$12,822	7.24%	$18,140
EBITDA	$1,729	$1,746	-0.97%	$2,652	$2,939	-9.77%	$3,672
EBITDA Margin	32.16%	33.11%	-0.94%	19.29%	22.92%	-3.63%	20.24%
Selected Operating Information:
RevPAR	$681.98	$673.05	1.33%	$560.00	$532.71	5.12%	$556.16
Occupancy	81.50%	87.76%	-7.13%	78.97%	79.69%	-0.90%	78.55%
ADR	$836.74	$766.89	9.11%	$709.10	$668.45	6.08%	$708.07
KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$3,652	$3,361	8.66%	$13,968	$13,091	6.70%	$18,171
Total Revenue	$4,717	$4,313	9.37%	$17,501	$16,564	5.66%	$22,866
EBITDA	$1,505	$1,288	16.85%	$7,344	$6,405	14.66%	$9,578
EBITDA Margin	31.91%	29.86%	2.04%	41.96%	38.67%	3.30%	41.89%
Selected Operating Information:
RevPAR	$279.53	$257.26	8.66%	$360.33	$337.69	6.70%	$350.59
Occupancy	87.29%	81.64%	6.92%	90.50%	86.64%	4.46%	89.44%
ADR	$320.25	$315.13	1.63%	$398.15	$389.77	2.15%	$392.00
PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$6,534	$6,374	2.51%	$19,730	$17,642	11.84%	$26,085
Total Revenue	$7,755	$7,739	0.21%	$23,734	$21,707	9.34%	$31,679
EBITDA	$3,060	$3,143	-2.64%	$9,267	$8,345	11.05%	$12,232
EBITDA Margin	39.46%	40.61%	-1.15%	39.05%	38.44%	0.60%	38.61%
Selected Operating Information:
RevPAR	$142.33	$138.85	2.51%	$144.83	$129.58	11.77%	$143.22
Occupancy	83.95%	85.29%	-1.57%	83.29%	79.23%	5.12%	82.43%
ADR	$169.54	$162.80	4.14%	$173.90	$163.54	6.33%	$173.74

	Three Months Ended			Nine Months Ended			TTM
	September 30,			September 30,			September 30,
	2015	2014	% Variance	2015	2014	% Variance	2015

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$5,158	$4,498	14.67%	$15,451	$13,818	11.82%	$19,855
Total Revenue	$7,498	$6,990	7.27%	$24,175	$21,793	10.93%	$31,855
EBITDA	$2,645	$2,312	14.40%	$8,520	$7,321	16.38%	$11,076
EBITDA Margin	35.28%	33.08%	2.20%	35.24%	33.59%	1.65%	34.77%
Selected Operating Information:
RevPAR	$138.76	$121.02	14.66%	$140.10	$125.29	11.82%	$134.65
Occupancy	73.20%	68.59%	6.72%	72.42%	70.10%	3.31%	70.85%
ADR	$189.56	$176.44	7.44%	$193.46	$178.73	8.24%	$190.04
SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$10,216	$9,764	4.63%	$27,736	$25,630	8.22%	$36,091
Total Revenue	$11,702	$11,209	4.40%	$32,285	$29,625	8.98%	$42,045
EBITDA	$3,979	$3,843	3.54%	$10,675	$9,935	7.45%	$13,807
EBITDA Margin	34.00%	34.28%	-0.28%	33.06%	33.54%	-0.47%	32.84%
Selected Operating Information:
RevPAR	$274.17	$262.05	4.63%	$250.86	$231.81	8.22%	$244.14
Occupancy	93.74%	94.97%	-1.30%	92.73%	90.01%	3.03%	91.93%
ADR	$292.48	$275.92	6.00%	$270.52	$257.55	5.04%	$265.58
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$5,041	$4,881	3.28%	$11,346	$10,503	8.03%	$14,036
Total Revenue	$5,662	$5,480	3.32%	$12,877	$12,186	5.67%	$16,065
EBITDA	$2,341	$2,160	8.38%	$5,233	$4,950	5.72%	$6,492
EBITDA Margin	41.35%	39.42%	1.93%	40.64%	40.62%	0.02%	40.41%
Selected Operating Information:
RevPAR	$219.16	$212.22	3.27%	$166.24	$153.90	8.02%	$153.82
Occupancy	85.47%	88.72%	-3.67%	80.95%	82.40%	-1.76%	79.26%
ADR	$256.43	$239.20	7.21%	$205.35	$186.76	9.96%	$194.06
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$9,636	$9,452	1.95%	$21,870	$19,994	9.38%	$26,920
Total Revenue	$11,586	$11,300	2.53%	$28,111	$25,417	10.60%	$35,196
EBITDA	$5,321	$5,182	2.68%	$11,721	$10,495	11.68%	$14,242
EBITDA Margin	45.93%	45.86%	0.07%	41.70%	41.29%	0.40%	40.46%
Selected Operating Information:
RevPAR	$292.57	$286.99	1.94%	$223.77	$204.57	9.39%	$206.01
Occupancy	90.57%	91.52%	-1.04%	84.15%	82.14%	2.44%	81.17%
ADR	$323.03	$313.57	3.01%	$265.93	$249.04	6.78%	$253.81
TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$2,825	$2,926	-3.45%	$11,130	$10,628	4.72%	$14,412
Total Revenue	$4,163	$4,443	-6.30%	$16,416	$16,060	2.22%	$21,575
EBITDA	$596	$801	-25.59%	$4,419	$4,398	0.48%	$5,670
EBITDA Margin	14.32%	18.03%	-3.71%	26.92%	27.38%	-0.47%	26.28%
Selected Operating Information:
RevPAR	$104.80	$108.53	-3.44%	$139.15	$132.87	4.73%	$134.76
Occupancy	69.34%	79.76%	-13.06%	79.11%	81.45%	-2.87%	78.63%
ADR	$151.14	$136.07	11.07%	$175.88	$163.13	7.82%	$171.39
PRIME PROPERTIES TOTAL (11)
Selected Financial Information:
Rooms Revenue	$70,909	$69,013	2.75%	$198,782	$185,481	7.17%	$256,833
Total Revenue	$91,157	$90,850	0.34%	$270,080	$253,618	6.49%	$352,286
EBITDA	$30,212	$31,114	-2.90%	$88,560	$83,210	6.43%	$114,107
EBITDA Margin	33.14%	34.25%	-1.11%	32.79%	32.81%	-0.02%	32.39%
Selected Operating Information:
RevPAR	$204.34	$199.03	2.67%	$193.11	$180.37	7.06%	$186.64
Occupancy	85.75%	86.62%	-1.00%	83.54%	82.05%	1.82%	82.39%
ADR	$238.30	$229.76	3.72%	$231.15	$219.82	5.15%	$226.52

NOTES:

(1)         The above pro forma table assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2015, were owned as of the beginning of each of the periods presented.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLE REFLECTS THE ELEVEN HOTELS INCLUDED IN THE COMPANY’S OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2015	2015	2015	2014
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM

Total Hotel Revenue	$91,157	$97,921	$81,003	$82,205	$352,286
Hotel EBITDA	$30,212	$35,132	$23,216	$25,547	$114,107
Hotel EBITDA Margin	33.14%	35.88%	28.66%	31.08%	32.39%

EBITDA % of Total TTM	26.5%	30.8%	20.3%	22.4%	100.0%

JV Interests in EBITDA	$1,427	$2,513	$1,676	$1,427	$7,043

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 ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

 TOTAL ENTERPRISE VALUE

SEPTEMBER 30, 2015

 (in thousands, except share price)

 (unaudited)

September 30,
2015
End of quarter common shares outstanding	28,471
Partnership units outstanding (common stock equivalents)	4,376
Combined common shares and partnership units outstanding	32,847
Common stock price at quarter end	$14.03
Market capitalization at quarter end	$460,843
Series A convertible preferred stock	$65,000
Debt on balance sheet date	$760,344
Joint venture partners’ share of consolidated debt	$(48,996)
Net working capital (see below)	$(157,806)
Total enterprise value (TEV)	$1,079,385

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$63.45
Market value of Ashford Inc. investment	$12,365

Cash & cash equivalents	$82,442
Restricted cash	30,613
Accounts receivable, net	12,761
Prepaid expenses	3,602
Investment in AIM REHE, LP	47,073
Due from affiliates, net	(839)
Due from third-party hotel managers, net	7,682
Market value of Ashford Inc. investment	12,365
Total current assets	$195,699

Accounts payable, net & accrued expenses	$34,573
Dividends payable	3,320
Total current liabilities	$37,893

Net working capital*	$157,806

* Includes the Company’s pro rata share of net working capital in joint ventures.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

Anticipated Capital Expenditures Calendar (a)

		2015
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Courtyard Seattle	250	x
Renaissance Tampa	293			x	x
Hilton La Jolla Torrey Pines	394			x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2015 are included in this table.